UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities And Exchange Act of 1934

Date of Report: September 21, 2004	(Date of earliest event reported): September 21, 2004

American States Water Company

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-14431	95-4676679

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd., San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394–3600

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1

Section 8-Other Events

Item 8.01. Other Events.

     On September 21, 2004, American States Water Company issued a press release announcing the proposed sale of 1,400,000 of its Common Shares, plus up to 210,000 additional Common Shares to cover over-allotments, pursuant to Registration Statements on Form S-3 that are effective. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press Release issued by American States Water Company on September 21, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN STATES WATER COMPANY

/s/ Robert J. Sprowls

	Name:	Robert J. Sprowls
	Title:	Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

DATED: September 21, 2004